Exhibit 99.1

JAKKS PACIFIC REPORTS SECOND QUARTER 2022 FINANCIAL RESULTS

Highest Q2 Net Sales and Operating Income in Company History

SANTA MONICA, Calif., July 27, 2022 – JAKKS Pacific, Inc. (NASDAQ: JAKK) today reported financial results for the second quarter ended June 30, 2022.

Second Quarter 2022 Overview

●	Net sales were $220.4 million, a year-over-year increase of 96.2%
o	Toys/Consumer Products were $148.9 million, a year-over-year increase of 82.6%
o	Costumes were $71.6 million, a year-over-year increase of 132.2%
●	Gross margin of 27.6%, down 77 basis points vs. Q2 2021
●	Operating income of $23.7 million (10.7% of net sales) vs. $1.8 million (1.6% of net sales) in Q2 2021
●	Net income attributable to common stockholders of $26.2 million or $2.61 per diluted share, compared to a net loss attributable to common stockholders of $15.4 million or $2.48 per share in Q2 2021
●

Adjusted net income attributable to common stockholders (a non-GAAP measure) of $21.1 million or $2.10 per diluted share, compared to an adjusted net loss attributable to common stockholders of $2.3 million or $0.38 per share in Q2 2021

●	Adjusted EBITDA (a non-GAAP measure) of $27.1 million, vs. $5.0 million in Q2 2021

Management Commentary

“Our past quarter’s results are extremely gratifying,” said Stephen Berman, CEO of JAKKS Pacific. “The teams collaborated and executed at the highest level – chasing exceptional demand for our product, and relentlessly engaging with our manufacturers, customers and vendors to set everyone up for a great back-part of the year. We’re excited to continue to delight our consumers with a tremendous offering across our toy, consumer product and Halloween ranges, both on-shelf and on-line, and in the US and internationally.

“During the quarter we continued to see solid consumer demand across most of our major toy businesses, especially with Disney’s Encanto™ and Sega’s Sonic the Hedgehog®. Our Costume business shipped over $71 million, the highest Q2 shipment level since Disguise joined JAKKS in 2008. Despite the continuation of supply-chain cost pressures, we nonetheless recorded our first profitable second quarter in 10 years. We have also accelerated our importation of product to support the second half of the year and mitigate our traffic at the ports during the peak season.

“We’re pleased to share that we utilized some of the proceeds of our recent results to make an optional $10 million pay-down against our long-term debt, mitigating some of the impact rising interest rates have on our cash interest expense.”

Second Quarter 2022 Results

Net sales for the second quarter of 2022 were $220.4 million up 96% versus $112.4 million last year. The Toys/Consumer Products segment sales were up 83% globally (92% North America; 38% International) and sales of Disguise costumes were up 132% compared to last year (>100% North America; >250% International).

Year-to-date Toys/Consumer Products sales were up 61% compared to 2021. Year-to-date the Costumes segment was up 134% compared to 2021.

Total shipments for the first-half of the year exceeded $300 million for the first time in the company’s history.

Trailing twelve months net income of $55.5 million, compared to a net loss of $17.9 million in the twelve months ended June 30, 2021. Trailing twelve months adjusted EBITDA of $75.7 million (9.9% of net sales) up 54% from $49.1 million (8.7% of net sales) in the trailing twelve months ended June 30, 2021.

Balance Sheet Highlights

The Company’s cash and cash equivalents (including restricted cash) totaled $62.3 million as of June 30, 2022 compared to $38.3 million as of June 30, 2021, and $45.3 million as of December 31, 2021.

Total debt was $84.9 million, compared to $129.3 million as of June 30, 2021, and $95.5 million as of December 31, 2021. Total debt includes the amount outstanding under the Company's term loan, net of unamortized discounts.

Working capital (not including cash) totaled $54.4 million, up from $7.5 million a year ago. Inventory was a meaningful driver of the increase, totaling $123.7 million, of which $36.3 million was in-transit to our distribution centers, compared to $60.6 million in total inventory as of June 30, 2021.

Use of Non-GAAP Financial Information

In addition to the preliminary results reported in accordance with U.S. GAAP included in this release, the Company has provided certain non-GAAP financial information including Adjusted EBITDA which is a non-GAAP metric that excludes various items that are detailed in the financial tables and accompanying footnotes reconciling GAAP to non-GAAP results contained in this release. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors because the information may allow investors to better evaluate ongoing business performance and certain components of the Company’s results. In addition, the Company believes that the presentation of these financial measures enhances an investor’s ability to make period-to-period comparisons of the Company’s operating results. This information should be considered in addition to the results presented in accordance with GAAP, and should not be considered a substitute for the GAAP results. The Company has reconciled the non-GAAP financial information included in this release to the nearest GAAP measures. See the attached “Reconciliation of Non-GAAP Financial Information.” “Total liquidity” is calculated as cash and cash equivalents, plus availability under the Company’s $67.5 million revolving credit facility.

Conference Call Live Webcast

JAKKS Pacific, Inc. invites analysts, investors and media to listen to the teleconference scheduled for 5:00 p.m. ET / 2:00 p.m. PT on July 27, 2022. A live webcast of the call will be available on the “Investor Relations” page of the Company’s website at www.jakks.com/investors. To access the call by phone, please go to this link (registration link), and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at (www.jakks.com/investors).

About JAKKS Pacific, Inc.

JAKKS Pacific, Inc. is a leading designer, manufacturer and marketer of toys and consumer products sold throughout the world, with its headquarters in Santa Monica, California. JAKKS Pacific’s popular proprietary brands include: Creepy Crawlers®, Eyeclops®, Fly Wheel®, Perfectly Cute®, ReDo Skateboard Co.®, WeeeDo™, Xtreme Power®, Disguise®, Maui®, Moose Mountain®, Kids Only!®; a wide range of entertainment-inspired products featuring premier licensed properties; and C’est Moi®, a New Generation of Clean Beauty®. Through JAKKS Cares, the company’s commitment to philanthropy, JAKKS is helping to make a positive impact on the lives of children. Visit us at www.jakks.com and follow us on Instagram (@jakkstoys), Twitter (@jakkstoys) and Facebook (JAKKS Pacific).

Forward Looking Statements

This press release may contain “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates and projections about JAKKS Pacific's business based partly on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such statements due to numerous factors, including, but not limited to, those described above, changes in demand for JAKKS Pacific's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, or that the Recapitalization transaction or any future transactions will result in future growth or success of JAKKS. The “forward-looking statements” contained herein speak only as of the date on which they are made, and JAKKS undertakes no obligation to update any of them to reflect events or circumstances after the date of this release.

CONTACT:
JAKKS Pacific Investor Relations
(424) 268-9567 Lucas Natalini investors@jakks.net

JAKKS Pacific, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,		December 31,
	2022	2021	2021
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$62,283	$37,511	$44,521
Restricted cash	-	830	811
Accounts receivable, net	164,020	107,898	147,394
Inventory	123,666	60,580	83,954
Prepaid expenses and other assets	14,519	32,495	10,877
Total current assets	364,488	239,314	287,557

Property and equipment	128,844	118,804	121,945
Less accumulated depreciation and amortization	112,601	104,147	108,796
Property and equipment, net	16,243	14,657	13,149

Operating lease right-of-use assets, net	24,584	20,688	16,950
Goodwill	35,083	35,083	35,083
Intangibles and other assets, net	3,239	5,389	4,308
Total assets	$443,637	$315,131	$357,047

Liabilities, Preferred Stock and Stockholders' Equity

Current liabilities:
Accounts payable	$86,660	$49,206	$50,237
Accounts payable - Meisheng (related party)	42,254	19,603	15,894
Accrued expenses	58,189	37,573	47,071
Reserve for sales returns and allowances	45,625	42,282	46,285
Income taxes payable	2,333	703	1,004
Short term operating lease liabilities	10,239	10,481	10,477
Short term debt, net	2,475	33,596	2,104
Total current liabilities	247,775	193,444	173,072

Long term operating lease liabilities	15,406	12,276	8,039
Debt, non-current portion, net	82,453	95,735	93,415
Preferred stock derivative liability	15,898	16,976	21,282
Income taxes payable	215	215	215
Deferred income taxes, net	51	123	51
Total liabilities	361,798	318,769	296,074

Preferred stock accrued dividends	3,771	2,397	3,074

Stockholders' equity:
Common stock, $.001 par value	10	7	10
Additional paid-in capital	273,625	241,405	272,941
Accumulated deficit	(180,680)	(236,593)	(203,431)
Accumulated other comprehensive loss	(15,765)	(12,124)	(12,952)
Total JAKKS Pacific, Inc. stockholders' equity	77,190	(7,305)	56,568
Non-controlling interests	878	1,270	1,331
Total stockholders' equity	78,068	(6,035)	57,899
Total liabilities, preferred stock and stockholders' equity	$443,637	$315,131	$357,047

Supplemental Balance Sheet and Cash Flow Data (Unaudited)
	June 30,
Key Balance Sheet Data:	2022	2021

Accounts receivable, net days of sales outstanding (DSO)	68	87
Inventory turnover (DSI)	71	69

	Six Months Ended June 30,
Condensed Cash Flow Data:	2022	2021
	(In thousands)
Cash flows provided by (used in) operating activities	$36,549	$(18,531)
Cash flows used in investing activities	(5,274)	(3,693)
Cash flows used in financing activities and other	(14,324)	(32,128)
Increase/(decrease) in cash, cash equivalents and restricted cash	$16,951	$(54,352)

Capital expenditures	$(5,276)	$(3,725)

JAKKS Pacific, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	Δ (%)	2022	2021	Δ (%)
	(In thousands, except per share data)			(In thousands, except per share data)

Net sales	$220,422	$112,352	96%	$341,303	$196,195	74%
Less: Cost of sales
Cost of goods	121,850	61,489	98	193,908	105,538	84
Royalty expense	35,704	16,784	113	53,394	29,295	82
Amortization of tools and molds	1,978	2,182	(9)	3,194	3,371	(5)
Cost of sales	159,532	80,455	98	250,496	138,204	81
Gross profit	60,890	31,897	91	90,807	57,991	57
Direct selling expenses	6,838	6,286	9	11,740	13,088	(10)
General and administrative expenses	29,514	23,193	27	54,667	44,604	23
Depreciation and amortization	578	597	(3)	1,174	1,201	(2)
Selling, general and administrative expenses	36,930	30,076	23	67,581	58,893	15
Intangibles impairment	300	-	nm	300	-	nm
Income (loss) from operations	23,660	1,821	1,199	22,926	(902)	nm
Other income (expense):
Other income (expense), net	183	72	154	269	127	112
Change in fair value of convertible senior notes	-	(3,797)	(100)	-	(12,844)	(100)
Change in fair value of preferred stock derivative liability	6,029	(1,539)	nm	5,384	(8,914)	nm
Loss on debt extinguishment	-	(7,351)	(100)	-	(7,351)	(100)
Interest income	6	4	50	9	6	50
Interest expense	(2,337)	(4,370)	(47)	(4,539)	(9,245)	(51)
Income (loss) before provision for (benefit from) income taxes	27,541	(15,160)	nm	24,049	(39,123)	nm
Provision for (benefit from) income taxes	1,334	(100)	nm	1,751	(12)	nm
Net income (loss)	26,207	(15,060)	nm	22,298	(39,111)	nm
Net income (loss) attributable to non-controlling interests	(353)	24	nm	(453)	59	nm
Net income (loss) attributable to JAKKS Pacific, Inc.	$26,560	$(15,084)	nm %	$22,751	$(39,170)	nm %
Net income (loss) attributable to common stockholders	$26,209	$(15,415)	nm %	$22,054	$(39,827)	nm %
Earnings (loss) per share - basic	$2.73	$(2.48)		$2.30	$(6.86)
Shares used in earnings (loss) per share - basic	9,588	6,220		9,588	5,802
Earnings (loss) per share - diluted	$2.61	$(2.48)		$2.21	$(6.86)
Shares used in earnings (loss) per share - diluted	10,037	6,220		9,978	5,802

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	Δ bps	2022	2021	Δ bps
			Fav/(Unfav)			Fav/(Unfav)
Net sales	100.0%	100.0%	-	100.0%	100.0%	-
Less: Cost of sales
Cost of goods	55.3	54.7	(55)	56.8	53.7	(302)
Royalty expense	16.2	15.0	(126)	15.6	15.0	(71)
Amortization of tools and molds	0.9	1.9	104	1.0	1.7	78
Cost of sales	72.4	71.6	(77)	73.4	70.4	(295)
Gross profit	27.6	28.4	(77)	26.6	29.6	(295)
Direct selling expenses	3.1	5.6	249	3.4	6.7	323
General and administrative expenses	13.4	20.7	725	16.1	22.7	672
Depreciation and amortization	0.3	0.5	27	0.3	0.6	27
Selling, general and administrative expenses	16.8	26.8	1,002	19.8	30.0	1,022
Intangibles impairment	0.1	-	nm	0.1	-	nm
Income (loss) from operations	10.7	1.6	911	6.7	(0.4)	nm
Other income (expense):
Other income (expense), net	0.1	0.1		-	-
Change in fair value of convertible senior notes	-	(3.4)		-	(6.6)
Change in fair value of preferred stock derivative liability	2.7	(1.4)		1.6	(4.5)
Loss on debt extinguishment	-	(6.5)		-	(3.8)
Interest income	-	-		-	-
Interest expense	(1.1)	(3.9)		(1.3)	(4.7)
Income (loss) before provision for (benefit from) income taxes	12.4	(13.5)		7.0	(20.0)
Provision for (benefit from) income taxes	0.6	(0.1)		0.4	-
Net income (loss)	11.8	(13.4)		6.6	(20.0)
Net income (loss) attributable to non-controlling interests	(0.2)	-		(0.1)	-
Net income (loss) attributable to JAKKS Pacific, Inc.	12.0%	(13.4)%		6.7%	(20.0)%
Net income (loss) attributable to common stockholders	11.9%	(13.7)%		6.5%	(20.3)%

JAKKS Pacific, Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Information (Unaudited)

Reconciliation of GAAP to Non-GAAP measures:

This press release and accompanying schedules provide certain information regarding Adjusted EBITDA and Adjusted Net Income (Loss), which may be considered non-GAAP financial measures under the rules of the Securities and Exchange Commission. The non-GAAP financial measures included in the press release are reconciled to the corresponding GAAP financial measures below, as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures. We define Adjusted EBITDA as income (loss) from operations before depreciation, amortization and adjusted for certain non-recurring and non-cash charges, such as reorganization expenses and restricted stock compensation expense. Net income (loss) is similarly adjusted and tax-effected to arrive at Adjusted Net Income (Loss). Adjusted EBITDA and Adjusted Net Income (Loss) are not recognized financial measures under GAAP, but we believe that they are useful in measuring our operating performance. We believe that the use of the non-GAAP financial measures enhances an overall understanding of the Company’s past financial performance, and provides useful information to the investor by comparing our performance across reporting periods on a consistent basis.

Investors should not consider these measures in isolation or as a substitute for net income, operating income, or any other measure for determining the Company’s operating performance that is calculated in accordance with GAAP. In addition, because these measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies.

	Three Months Ended June 30,					Six Months Ended June 30,
	2022	2021	Δ ($)			2022	2021	Δ ($)
	(In thousands, except per share data)					(In thousands, except per share data)
EBITDA and Adjusted EBITDA
Net income (loss)	$26,207	$(15,060)	$41,267			$22,298	$(39,111)	$61,409
Interest expense	2,337	4,370	(2,033)			4,539	9,245	(4,706)
Interest income	(6)	(4)	(2)			(9)	(6)	(3)
Provision for (benefit from) income taxes	1,334	(100)	1,434			1,751	(12)	1,763
Depreciation and amortization	2,556	2,779	(223)			4,368	4,572	(204)
EBITDA	32,428	(8,015)	40,443			32,947	(25,312)	58,259
Adjustments:
Other (income) expense, net	(183)	(72)	(111)			(269)	(127)	(142)
Restricted stock compensation expense	1,155	383	772			2,025	765	1,260
Change in fair value of convertible senior notes	-	3,797	(3,797)			-	12,844	(12,844)
Change in fair value of preferred stock derivative liability	(6,029)	1,539	(7,568)			(5,384)	8,914	(14,298)
Employee Retention Credit/Gov't Employment Support	(249)	-	(249)			(249)	(1,900)	1,651
Loss on debt extinguishment	-	7,351	(7,351)			-	7,351	(7,351)
Adjusted EBITDA	$27,122	$4,983	$22,139			$29,070	$2,535	$26,535
Adjusted EBITDA/Net sales %	12.3%	4.4%	787	bps		8.5%	1.3%	723	bps

TTM EBITDA and TTM Adjusted EBITDA
TTM Net income (loss)	$55,521	$(17,989)	$73,510
Interest expense	9,398	19,717	(10,319)
Interest income	(16)	(11)	(5)
Provision for income taxes	1,989	175	1,814
Depreciation and amortization	10,047	11,047	(1,000)
TTM EBITDA	76,939	12,939	64,000
Adjustments:
Other (income) expense, net	(588)	(374)	(214)
Restricted stock compensation expense	3,353	2,102	1,251
Change in fair value of convertible senior notes	3,575	15,057	(11,482)
Change in fair value of preferred stock derivative liability	(1,078)	13,812	(14,890)
Employee Retention Credit/Gov't Employment Support	(249)	(1,900)	1,651
Gain on loan forgiveness	(6,206)	-	(6,206)
Loss on debt extinguishment	-	7,351	(7,351)
Pandemic related charges	-	145	(145)
TTM Adjusted EBITDA	$75,746	49,132	$26,614		54%
TTM Adjusted EBITDA/TTM Net sales %	9.9%	8.7%	122	bps

Adjusted net income (loss) attributable to common stockholders
Net income (loss) attributable to common stockholders	$26,209	$(15,415)	$41,624			$22,054	$(39,827)	$61,881
Restricted stock compensation expense	1,155	383	772			2,025	765	1,260
Change in fair value of convertible senior notes	-	3,797	(3,797)			-	12,844	(12,844)
Change in fair value of preferred stock derivative liability	(6,029)	1,539	(7,568)			(5,384)	8,914	(14,298)
Employee Retention Credit/Gov't Employment Support	(249)	-	(249)			(249)	(1,900)	1,651
Loss on debt extinguishment	-	7,351	(7,351)			-	7,351	(7,351)
Tax impact of additional charges	-	-	-			-	-	-
Adjusted net income (loss) attributable to common stockholders	$21,086	$(2,345)	$23,431			$18,446	$(11,853)	$30,299
Adjusted earnings (loss) per share - basic	$2.20	$(0.38)	$2.58			$1.92	$(2.04)	$3.96
Shares used in adjusted earnings (loss) per share - basic	9,588	6,220	3,368			9,588	5,802	3,786
Adjusted earnings (loss) per share - diluted	$2.10	$(0.38)	$2.48			$1.85	$(2.04)	$3.89
Shares used in adjusted earnings (loss) per share - diluted	10,037	6,220	3,817			9,978	5,802	4,176

JAKKS Pacific, Inc. and Subsidiaries
Net Sales by Division and Geographic Region

(In thousands)	QTD Q2					(In thousands)	YTD Q2
Divisions	2022	2021	2020	% Change 2022 v 2021	% Change 2021 v 2020	Divisions	2022	2021	2020	% Change 2022 v 2021	% Change 2021 v 2020
Toys/Consumer Products	$148,860	$81,538	$56,214	82.6%	45.0%	Toys/Consumer Products	$259,983	$161,413	$118,779	61.1%	35.9%
Dolls, Role-Play/Dress Up	102,186	49,278	32,821	107.4%	50.1%	Dolls, Role-Play/Dress Up	164,192	94,433	72,895	73.9%	29.5%
Action Play & Collectibles	37,170	19,622	10,699	89.4%	83.4%	Action Play & Collectibles	68,868	36,027	20,353	91.2%	77.0%
Outdoor/Seasonal Toys	9,504	12,638	12,694	-24.8%	-0.4%	Outdoor/Seasonal Toys	26,923	30,953	25,531	-13.0%	21.2%
Costumes	71,562	30,814	22,544	132.2%	36.7%	Costumes	81,320	34,782	26,536	133.8%	31.1%
Total	$220,422	$112,352	$78,758	96.2%	42.7%	Total	$341,303	$196,195	$145,315	74.0%	35.0%

(In thousands)	QTD Q2					(In thousands)	YTD Q2
Regions	2022	2021	2020	% Change 2022 v 2021	% Change 2021 v 2020	Regions	2022	2021	2020	% Change 2022 v 2021	% Change 2021 v 2020
United States	$192,484	$95,265	$66,777	102.1%	42.7%	United States	$289,534	$164,181	$118,695	76.4%	38.3%
Europe	14,447	9,930	5,761	45.5%	72.4%	Europe	27,836	17,267	13,379	61.2%	29.1%
Canada	5,537	2,208	2,684	150.8%	-17.7%	Canada	8,916	4,309	5,032	106.9%	-14.4%
Latin America	3,823	1,165	1,082	228.2%	7.7%	Latin America	6,208	3,620	2,082	71.5%	73.9%
Asia	2,363	2,164	1,462	9.2%	48.0%	Asia	4,439	3,579	3,232	24.0%	10.7%
Australia & New Zealand	1,582	1,249	802	26.7%	55.7%	Australia & New Zealand	3,073	2,437	2,333	26.1%	4.5%
Middle East & Africa	186	371	190	-49.9%	95.3%	Middle East & Africa	1,297	802	562	61.7%	42.7%
Total	$220,422	$112,352	$78,758	96.2%	42.7%	Total	$341,303	$196,195	$145,315	74.0%	35.0%

(In thousands)	QTD Q2					(In thousands)	YTD Q2
Regions	2022	2021	2020	% Change 2022 v 2021	% Change 2021 v 2020	Regions	2022	2021	2020	% Change 2022 v 2021	% Change 2021 v 2020
North America	$198,021	$97,473	$69,461	103.2%	40.3%	North America	$298,450	$168,490	$123,727	77.1%	36.2%
International	22,401	14,879	9,297	50.6%	60.0%	International	42,853	27,705	21,588	54.7%	28.3%
Total	$220,422	$112,352	$78,758	96.2%	42.7%	Total	$341,303	$196,195	$145,315	74.0%	35.0%